Exhibit 99.4

                                  DYNTEK, INC.

                             STOCK OPTION AGREEMENT

      Type of Option (check one): |_| Incentive              |_| Nonqualified

      This Stock Option Agreement (the "Agreement") is entered into as of the ____ day of _________________, 200__, by and between Dyntek, Inc., a Delaware corporation (the "Company"), and ____________________________________ (the
"Optionee") pursuant to the Company's 2001 Stock Incentive Plan (the "Plan"). Any capitalized term not defined herein shall have the same meaning ascribed to it in the Plan.

      1. Grant of Option. The Company hereby grants to Optionee an option (the "Option") to purchase all or any portion of a total of ( ) shares (the "Shares") of the Common Stock of the Company at a purchase price of ($ ) per share (the "Exercise Price"), subject to the terms and conditions set forth herein and the provisions of the Plan. If the box marked "Incentive" above is checked, then this Option is intended to qualify as an "incentive stock option" as defined in
Section 422 of the Internal Revenue Code of l986, as amended (the "Code"). If this Option fails in whole or in part to qualify as an incentive stock option, or if the box marked "Nonqualified" is checked, then this Option shall to that extent constitute a nonqualified stock option.

      2. Vesting of Option. The right to exercise this Option shall vest in installments, and this Option shall be exercisable from time to time in whole or in part as to any vested installment ("Vested Shares"). ________________ percent (__%) of the Shares shall become Vested Shares on the first anniversary of the "Vesting Commencement Date," and thereafter, the balance of the Shares shall become Vested Shares in a series of _____ (__) successive equal _______ installments for each full ___________ period of Continuous Service provided by the Optionee after the Vesting Commencement Date, such that 100% of the Shares shall become Vested Shares on the _______ anniversary of the "Vesting Commencement Date." For these purposes, the Vesting Commencement Date shall be
_______________.

      No additional Shares shall vest after the date of termination of Optionee's "Continuous Service" (as defined below), but this Option shall continue to be exercisable in accordance with Section 3 hereof with respect to that number of shares that have vested as of the date of termination of Optionee's Continuous Service.

      For purposes of this Agreement, the term "Continuous Service" means (i) employment by either the Company or any parent or subsidiary corporation of the Company, or by a corporation or a parent or subsidiary of a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, which is uninterrupted except for vacations, illness (except for permanent disability, as defined in Section 22(e)(3) of the Code), or leaves of absence which are approved in writing by the Company or any of such other employer corporations, if applicable, (ii) service as a member of the Board of Directors of the Company until Optionee resigns, is removed from office, or Optionee's term of office expires and he or she is not reelected, or (iii) so long as


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Optionee  is engaged as a  consultant  or other  person or entity the  Committee authorizes to become a participant in the Plan and who provides services to (a) the Company, (b) an affiliate of the Company, or (c) any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) or an affiliate of the Company has a significant ownership interest.

      3. Term of Option. The right of the Optionee to exercise this Option shall terminate upon the first to occur of the following:

            (a) the expiration of ten (10) years from the date of this Agreement;

            (b) the expiration of one (1) year from the date of termination of Optionee's Continuous Service if such termination is due to permanent disability of the Optionee (as defined in Section 22(e)(3) of the Code);

            (c) the expiration of one (1) year from the date of termination of Optionee's Continuous Service if such termination is due to Optionee's death or if death occurs during the three-month period following termination of Optionee's Continuous Service pursuant to Section 3(d) below;

            (d) the expiration of three (3) months from the date of termination of Optionee's Continuous Service if such termination occurs for any reason other than permanent disability, death, or in the event the Committee reasonably determines that the termination of employment of the Optionee resulted from willful acts or failures to act by the Optionee that are detrimental to the Company or any of its affiliates; provided, however, that if Optionee dies during such three-month period the provisions of Section 3(c) above shall apply;

            (e) the termination of Optionee's Continuous Service, if the Committee reasonably determines that the termination of employment of the Optionee resulted from willful acts or failures to act by the Optionee that are detrimental to the Company; or

            (f) in the event of a consolidation or merger, reorganization, sale of all or substantially all of the assets or stock of the Company or liquidation of the Company (as described in Section 14 of the Plan), unless otherwise provided pursuant to Section 9 below.

      4. Exercise of Option. On or after the vesting of any portion of this Option in accordance with Sections 2 or 9 hereof, and until termination of the right to exercise this Option in accordance with Section 3 above, the portion of this Option that has vested may be exercised in whole or in part by the Optionee (or, after his or her death, by the person designated in Section 5 below) upon delivery of the following to the Company at its principal executive offices:

            (a) a written notice of exercise which identifies this Agreement and states the number of Shares then being purchased (but no fractional Shares may be purchased), with any partial exercise being deemed to cover first vested Shares and then the earliest vesting installments of unvested Shares;

            (b) a check or cash in the amount of the Exercise Price (or payment of the Exercise Price in such other form of lawful consideration as the Administrator may approve from time to time under the provisions of Section 5(f) of the Plan);


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

            (c) a check or cash in the amount reasonably requested by the Company to satisfy the Company's withholding obligations under federal, state or other applicable tax laws with respect to the taxable income, if any, recognized by the Optionee in connection with the exercise of this Option (unless the Company and Optionee shall have made other arrangements for deductions or withholding from Optionee's wages, bonus or other compensation payable to Optionee, or by the withholding of Shares issuable upon exercise of this Option, provided such arrangements satisfy the requirements of applicable tax laws); and

            (d) a letter, if requested by the Company, in such form and substance as the Company may require, setting forth the investment intent of the Optionee, or person designated in Section 5 below, as the case may be.

      5. Death of Optionee; No Assignment. The rights of the Optionee under this Agreement may not be assigned or transferred except by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Any attempt to sell, pledge, assign, hypothecate, transfer or dispose of this Option in contravention of this Agreement or the Plan shall be void and shall have no effect. If the Optionee's Continuous Service terminates as a result of his or her death, and provided Optionee's rights hereunder shall have vested pursuant to Section 2 hereof, Optionee's legal representative, his or her legatee, or the person who acquired the right to exercise this Option by reason of the death of the Optionee (individually, a "Successor") shall succeed to the Optionee's rights and obligations under this Agreement. After the death of the Optionee, only a Successor may exercise this Option.

      6. Representations and Warranties of Optionee.

            (a) Optionee represents and warrants that this Option is being acquired by Optionee for Optionee's personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

            (b) Optionee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Shares under the Securities Act of l933, as amended (the "Securities Act"), on the basis of certain exemptions from such registration requirement. Accordingly, Optionee agrees that his or her exercise of the Option may be expressly conditioned upon his or her delivery to the Company of an investment certificate including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions, including a representation that Optionee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing thereof and an agreement by Optionee that the certificates evidencing the Shares may bear a legend indicating such non-registration under the Securities Act and the resulting restrictions on transfer. Optionee acknowledges that, because Shares received upon exercise of an Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Securities Act or an exemption from such registration is available.

            (c) Optionee acknowledges receipt of a copy of the Plan and understands that all rights and obligations connected with this Option are set forth in this Agreement and in the Plan.

      7. Restrictive Legends. Optionee hereby acknowledges that federal securities laws and the securities laws of the state in which he or she resides may require the placement of certain restrictive legends upon the Shares issued upon exercise of this Option, and Optionee hereby


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

consents to the placing of any such legends upon certificates evidencing the Shares as the Company, or its counsel, may deem necessary or advisable.

      8. Adjustments Upon Changes in Capital Structure. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend or other change in the capital structure of the Company, then appropriate adjustment shall be made by the Administrator to the number of Shares subject to the unexercised portion of this Option and to the Exercise Price per share, in order to preserve, as nearly as practical, but not to increase, the benefits of the Optionee under this Option.

      9. Merger, Consolidation, Sale, Liquidation, Etc. In the event of a consolidation or merger, reorganization, sale of all or substantially all of the assets or stock of the Company or liquidation of the Company, (as described in Section 14 of the Plan), the Committee shall take one or more of the following actions:

            (a) provide that the Optionee's outstanding Options shall be assumed, or substantially equivalent stock and stock based awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any options substituted for ISOs shall meet the requirements of Section 424(a) of the Code;

            (b) in the event of a merger under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the merger, make or provide for a cash payment to the Optionee equal to the difference between (i) the Merger Price, as defined in the Plan, times the number of shares of common stock subject to the Optionee's outstanding Options and (ii) the aggregate exercise price of all such outstanding options in exchange for the termination of the Optionee's Options, as set forth in Section 14 of the Plan, or

            (c) provide that all or any outstanding options shall become exercisable in full immediately prior to the occurrence of such event.

If the provisions of subsection (a) above apply, then the new option shall continue to vest in accordance with the provisions of Section 2 hereof and shall continue in effect for the remainder of the term of this Option in accordance with the provisions of Section 3 hereof.

      10. Limitation of Company's Liability for Nonissuance. The Company agrees to use its reasonable best efforts to obtain from any applicable regulatory agency such authority or approval as may be required in order to issue and sell the Shares to the Optionee pursuant to this Option. Inability of the Company to obtain, from any such regulatory agency, authority or approval deemed by the Company's counsel to be necessary for the lawful issuance and sale of the Shares hereunder and under the Plan shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority or approval shall not have been obtained.

      11. No Employment Contract Created. Neither the granting of this Option nor the exercise hereof shall be construed as granting to the Optionee any right with respect to continuance of employment by the Company or any of its subsidiaries. The right of the Company or any of its subsidiaries to terminate at will the Optionee's employment at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved.


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

      12. Rights as Stockholder. The Optionee (or transferee of this option by will or by the laws of descent and distribution) shall have no rights as a stockholder with respect to any Shares covered by this Option until such person has duly exercised this Option, paid the Exercise Price and become a holder of record of the Shares purchased.

      13. "Market Stand-Off" Agreement. Optionee agrees that, if requested by the Company or the managing underwriter of any proposed public offering of the Company's securities, Optionee will not sell or otherwise transfer or dispose of any Shares held by Optionee without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such offering, as the Company or the underwriter may specify.

      14. Interpretation. This Option is granted pursuant to the terms of the Plan, and shall in all respects be interpreted in accordance therewith. The Administrator shall interpret and construe this Option and the Plan, and any action, decision, interpretation or determination made in good faith by the Administrator shall be final and binding on the Company and the Optionee. As used in this Agreement, the term "Administrator" shall refer to the committee of the Board of Directors of the Company appointed to administer the Plan, and if no such committee has been appointed, the term Administrator shall mean the Board of Directors.

      15. Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered personally or three (3) days after being deposited in the United States mail, as certified or registered mail, with postage prepaid, (or by such other method as the Administrator may from time to time deem appropriate), and addressed, if to the Company, at its principal place of business, Attention: the Chief Financial Officer, and if to the Optionee, at his or her most recent address as shown in the employment or stock records of the Company.

      16. Governing Law. The validity, construction, interpretation, and effect of this Option shall be governed by and determined in accordance with the laws of the State of New York.

      17. Severability. Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

      18. Attorneys' Fees. If any party shall bring an action in law or equity against another to enforce or interpret any of the terms, covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to recover from the other party reasonable attorneys' fees and any expert witness fees.

      19.  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original and all of which together shall be deemed one instrument.

                             Signature Page Follows


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

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:                            OPTIONEE:

Dyntek, Inc.

By:___________________________________  ________________________________________
                                                      (Signature)

Its: _________________________________  ________________________________________
                                                   (Type or print name)

                                        Address:

                                        ________________________________________

                                        ________________________________________


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